UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2022
Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 West Liberty Street, 12th Floor, Reno, Nevada 89501
(Address of principal executive offices, including zip code)
(775) 328-0100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 14, 2022. On June 14, 2022, American Election Services, LLC (“AES”), the independent inspector of elections for the Annual Meeting, delivered a report of the final voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting. Present at the Annual Meeting, either in person or by proxy, were holders of 197,626,463 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the Annual Meeting, the Company’s shareholders considered three proposals. Each of the proposals is discussed briefly below and is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2022 (the “Proxy Statement”).
The tabulation from AES of the voting results for the election of directors and other proposals submitted to a vote at the Annual Meeting is set forth below.
Proposal 1: Election of Directors
The shareholders elected the Company’s nominees to the Board of Directors of the Company (the “Board”). The nominees for election to the Board, the number and type of votes cast with respect to each nominee, as well as the number of broker non-votes with respect to each nominee, were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary L. Carano	181,006,949	1,832,721	14,786,793
Bonnie S. Biumi	182,460,829	378,841	14,786,793
Jan Jones Blackhurst	182,397,099	442,571	14,786,793
Frank J. Fahrenkopf	179,025,342	3,814,328	14,786,793
Don R. Kornstein	174,497,252	8,342,418	14,786,793
Courtney R. Mather	180,794,546	2,045,124	14,786,793
Sandra D. Morgan	182,468,576	371,094	14,786,793
Michael E. Pegram	180,804,676	2,034,994	14,786,793
Thomas R. Reeg	182,485,993	353,677	14,786,793
David P. Tomick	180,449,655	2,390,015	14,786,793
Each of the foregoing directors was elected by a plurality of the votes cast at the Annual Meeting at which a quorum was present.
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement. The number and type of votes cast with respect to the proposal, as well as the number of broker non-votes with respect to the proposal, were as follows:

For	Against	Abstain	Broker Non-Votes
165,274,577	17,493,232	71,861	14,786,793
The foregoing Proposal 2 was approved.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The number and type of votes cast with respect to the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
197,516,708	56,676	53,079	N/A
The foregoing Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

Date:	June 21, 2022	By:	/s/ Edmund L. Quatmann, Jr.
Edmund L. Quatmann, Jr.
Executive Vice President, Chief Legal Officer and Secretary